                                                                    EXHIBIT 10.7

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                             MASTER COMMUNICATIONS
                             ---------------------
                               SERVICES AGREEMENT
                               ------------------

THIS AGREEMENT made this 2nd day of April, 1997 between Teleport Communications Group Inc., a Delaware corporation, with a place of business at 429 Ridge Road, Dayton, NJ 08810 ("TCG") and At Home Corporation, a Delaware corporation having a place of business located at 385 Ravendale Drive, Mountain View, CA 94043 ("Customer").

                             PRELIMINARY STATEMENT
                             ---------------------

TCG is an authorized provider of telecommunications services which may be provided and used separately or in combination with the telecommunications services provided by other entities.

Customer and TCG wish to set forth terms and conditions which will be applicable to such telecommunications services of TCG as may be ordered and furnished from time to time as herein provided.

NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, the parties agree as follows:

1. Communication Service.
   ---------------------

     (a) Addendum A, attached hereto and by this reference specifically incorporated herein, sets forth certain telecommunications services generally offered by TCG (the "Services"). TCG agrees to provide the Services, as requested by Customer, at the prices for such services set forth in Addendum A (the "Standard Pricing Principles"). Addendum A may be modified by mutual agreement of the parties to list additional services to be made available by TCG to Customer pursuant to this Agreement. The Services will be provided in various metropolitan areas by an entity that is either an affiliate or subsidiary of TCG and/or which TCG manages or is otherwise contractually affiliated with, and by the employees, consultants, agents and contractors of such affiliates or subsidiaries.

     (b) Some Services offered under this Agreement may be offered by TCG pursuant to effective tariffs filed with the state Public Service or Public Utility Commissions (each a "PSC") and the Federal Communications Commission ("FCC") ("Tariffed Services"). Orders for Tariffed Services shall be made in accordance with the applicable provisions of the tariffs. In the event that provisions set forth in this Agreement, including any Addendums hereto, differ from those set forth in the applicable federal and/or state tariffs, the terms of this Agreement shall be deemed to waive or modify the terms of the applicable tariff, to the extent permitted by law; provided, however, TCG shall not, unless required by law, apply for any tariff or take any intentional action that shall cause the applicable tariff to affect the Terms of this Agreement, and

TCG shall cooperate with Customer in objecting to any petition or other action intended to cause the terms herein to be modified by any applicable State or Federal tariffs.

2. Service Supplements and Collocation Agreements.
   ----------------------------------------------

     (a) The Services provided to Customer shall be set forth in Service Supplement(s), in the form of Addendum B, Collocation Agreement(s), in the form of Addendum C, such Addenda attached hereto and by this reference specifically incorporated herein, executed by Customer and accepted by TCG from time to time during the Term. Each Service Supplement shall include a description of the Services, the location(s) which they are going to serve or at which they are to be provided, the charges, the estimated service commencement date, the period for which they are to be provided and such other terms and conditions as maybe set forth therein. Each Collocation Agreement shall set forth the site of the requested collocation, the rack, space and power requirements, the requested service commencement date, the period for which the collocation is to be provided, and such other terms and conditions as maybe set forth therein

     (b) When executed by Customer and TCG, each Service Supplement and Collocation Agreement shall be deemed a separate contract with all the rights and obligations as provided for herein. All provisions of this Agreement applicable to the Services described in each Service Supplement and Collocation Agreement shall be incorporated into and made part of each such Services Supplement and Collocation Agreement, except as may be otherwise expressly provided in such Service Supplement and Collocation Agreement.

     (c) In the event of a conflict or inconsistency between the provisions set forth in this Agreement, and those set forth in a Service Supplement or Collocation Agreement, the provisions of the Service Supplement or Collocation Agreement shall be given precedence.

3. Service Date.
   ------------

     At such time as TCG completes installation or connection of the necessary fiber optic facilities and/or equipment to provide the Services, TCG shall conduct appropriate tests thereon. Upon successful completion of such tests TCG shall notify Customer that such Services are available for use, and the date of such notice shall be called the "Service Date". TCG shall use reasonable efforts, subject to the other provisions hereof, to make the Services available by the estimated service date specified in the Service Supplement or Collocation Agreement. TCG shall not be liable for any damages whatsoever resulting from delays in meeting any Service Dates due to delays resulting from normal construction procedures and otherwise not within the control of TCG; provided,
                                                                     ---------
however the terms of any Service Supplement or Collocation Agreement shall
-------
provide that Customer may elect to terminate such agreement without penalty at any time after thirty (30) days following the Service Date but prior to the date such Services are made available. Such delays shall include, but not be limited to, delays in obtaining necessary regulatory approvals for construction, delays
in obtaining right-of-way approvals and delays in actual construction work.   In
the event that there is a Customer delay, and such delay continues for thirty
(30) days after the estimated service date for any Services, TCG may commence billing Customer for the Services effective on such a date.

4. Payment.
   -------

     (a) TCG will provide Customer with an itemized monthly bill (each an "Invoice") which separately lists all charges for Service provided during the periods covered by such Invoice. Customer shall pay all charges listed on any Invoice within thirty (30) days of the date of the Invoice; billing shall commence upon installation. Any amount not received within thirty (30) days of the date of the Invoice will be subject to TCG's standard late charge of 1 1/2% per month. Customer agrees to review each Invoice promptly and to notify TCG of any discrepancies within 45 days of receipt of each Invoice. If Customer delivers to TCG a notice of objection to all or any portion of an Invoice within thirty (30) days following the receipt of such Invoice, the amount in question will not be subject to TCG's standard late charge until forty-five (45) days following the parties resolution of such objection. Following any such objection, the parties shall work in good faith to promptly resolve such objection and shall determine the applicability of any late fee to the disputed amount. Customer shall timely pay any portion of each Invoice that is not disputed.

     (b) Customer shall pay all sales, use, gross receipts, excise, access, bypass or other local, state and Federal taxes or charges, however designated, imposed on or based upon the provision, sale or use of the Services (excluding taxes on any income of TCG, TCG subsidiaries or TCG Affiliates). Such taxes shall be separately stated on the applicable Invoice.

5. Term.
   ----

     This Agreement shall commence as of the date hereof and continue for an initial period of five (5) years and shall thereafter continue in effect for additional one (1) year period(s) unless terminated by either applicable party by written notice given to the other party no less than one hundred twenty (120) days prior to the expiration of such initial period or any addition period ("Term"). In no event shall the minimum term of any Service Supplement be less than three (3) months.

6. Use.
   ---

     (a) Subject to the provisions hereof, Customer may use the Services for any lawful purpose for which they are intended, provided that Customer and TCG will not use the Services (i) so as to unreasonably interfere with or impair service over any of the facilities and associated equipment of the other, or so as to impair the privacy of any communications over such facilities and associated equipment, (ii) so as to interfere with or impair service over any of the facilities and associated equipment comprising the fiber optic cable network and associated equipment utilized by TCG in the provision of the Services, or (iii) so as to impair the privacy of any communications over such network and equipment. In the case of local and regional services resold by TCG, Customer's use of such Services shall also be subject to any applicable restrictions in the underlying providers' publicly available tariffs. TCG will not provide, offer or promote Services that would violate TCG's Amended and Restated Articles of Incorporation.

     (b) Customer may only use the Services for its own internal purposes or for the purpose of providing Customer's own service to its customers, which shall include without limitation, providing @Home and @Work enhanced Internet access and services via cable and telecommunications systems, together with any and all content, products or services of Customer and third parties as Customer may from time to time provide in connection with providing such enhanced Internet access
and services.    Customer shall not resell any Service provided hereto.

7.  Maintenance.
    -----------

     TCG's maintenance services of its facilities and equipment are included in the monthly recurring charges. At Customer's request, and to the extent possible, TCG shall perform diagnostic or troubleshooting maintenance services by telephone at no additional charge. TCG shall have no responsibility for nonstandard maintenance and repair, i.e., repair and maintenance of any kind with respect to equipment and facilities not provided by TCG. TCG will assess Customer its standard charges for any maintenance visits with respect to Service problems which are determined to arise from equipment or facilities not provided by TCG.

8. Rights-of-Way.
   -------------

     (a) TCG shall directly or through third parties use its best efforts to obtain where economically feasible, and, subject to clause (b) below, maintain all rights-of-way necessary for installation of fiber optic facilities used to provide the Services. Except as otherwise provided herein, any and all costs associated with acquiring the rights-of-way up to the termination point, including but not limited to, the costs of installing conduit or of altering the structure to permit installation of TCG provided facilities, shall be borne entirely by TCG. If TCG does not have adequate rights of way to install and maintain the TCG equipment and facilities necessary to provide Services at any commercial site owned or controlled by a customer of Customer and TCG cannot acquire such right, then Customer shall obtain and be responsible for any and all costs associated with obtaining and maintaining the rights-of-way from the point of entry to the termination point of such sites, provided that TCG shall be responsible for the costs of installing conduit or of altering the structure to permit installation of TCG provided facilities.

     (b) Customer may use TCG's rights-of-way , provided that Customer's use of such rights-of-way shall in all respects be subject to the terms, conditions and restrictions of such rights-of-way and of agreements between TCG and such third parties relating thereto, including without limitation, the duration applicable to and the condemnation of such rights-of-way, and shall not be in violation of any applicable governmental ordinance, law, rule, regulation or restriction. Where applicable, Customer agrees that it shall assist TCG in the procurement and maintenance of such right-of-way, provided that Customer shall not be required to incur an additional cost or liability in doing so.

9. Access to Site.
   --------------

     At sites where both (i) TCG does not have and cannot acquire access and
(ii) Customer is responsible for obtaining the rights-of-way pursuant to Sections 8 above. Customer shall also arrange access to such rights of way so that TCG's authorized personnel, employees, or agents may install, repair, maintain inspect, replace or remove any and all facilities and associated equipment provided by TCG. Access to such sites shall be made available at a time mutually agreeable to Customer and TCG. Customer acknowledges that, when repair work is required to restore Services after interruption, such repairs may require access on a twenty-four hour, seven day a week basis. Subject to any necessary third party consents, TCG shall also have the right to obtain access to the cable installed in Customer provided conduit at any splice or junction box.

10. Provision of Safe Place to Work.
    -------------------------------

     Customer shall provide a safe place to work which complies with all laws and regulations regarding the working conditions along the rights-of-way and in the equipment space that (i) Customer is responsible for obtaining pursuant to
Section 11, below (and to the extent that Customer controls third party space, pursuant to Section 8, above), and (ii) TCG authorized personnel, employees, or agents may be installing, inspecting, maintaining, replacing, repairing or removing the fiber optic cable of the other facilities and equipment.

11. Provision of Equipment Space, Conduit, and Electrical Power.
    -----------------------------------------------------------

     Customer shall provide the necessary equipment space, conduit, electrical power and suitable environmental conditions required to provide the Services, as specified by TCG, at each Customer termination point owned or controlled by Customer without charge or cost to TCG. Customer agrees to take good care of premise equipment and building wiring provided by TCG as part of the Services (the "TCG Equipment"). Customer agrees to return such TCG Equipment to TCG at the expiration of the applicable term in its original condition, ordinary wear and tear excepted. Customer shall bear the risk of any loss or damage to any TCG Equipment located in Customer's premise, except where such loss or damage is caused by TCG. Customer shall be responsible for insuring that the TCG Equipment and any other equipment, wiring, space and associated facilities, conduit and rights-of-way located at each Customer termination point is protected against fire, theft, vandalism or other casualty, and that the use thereof complies with the applicable laws, rules and regulations and with all applicable lease or other contractual agreements. TCG shall install such TCG Equipment as reasonably directed by Customer to comply with lease or other contractual obligations to which Customer is a party, and Customer shall bear the cost of installation for any such requested TCG Equipment.

12. Credit Allowances.
    -----------------

       A credit allowance will be given on a per line basis for any period during which any line subscribed to by Customer hereunder and/or, if applicable,
                                                                  -------------
TCG provided station equipment attached thereto is Out of Service, except as specified below. Out of Service conditions are defined as complete loss of call origination and/or receipt capability. Additionally, for Teleport

Centrex-type services, the loss of feature capability exceeding 50% of contracted-for lines will constitute an Out of Service condition. Credit allowances, if any, shall be deducted from the charges payable by Customer hereunder and shall be expressly indicated on the next bill to Customer. An interruption period begins when Customer reports a malfunction in service to TCG or TCG otherwise actually becomes aware of such malfunction. A malfunction period ends when the affected line and/or associated station equipment is fully operative.

     (a) Credit Allowances do not apply to interruptions (I) caused by Customer;
(ii) due to failure of power or equipment provided by Customer or others; (iii) during any period in which TCG is not given access to the service premises if such access is necessary to diagnose or repair the interruption; and (iv) due to scheduled maintenance and repair, provided that TCG shall make best efforts to give Customer advance written notice of such maintenance and repair.

     (b) The following table sets forth the credit allowances for interruptions of 24 Hours or Less for Switched Services:

     Length of Service Interruption     Credit
     ------------------------------     ------
     Less than 4 hours                       None

     4 hours up to but not
      including 8 hours                      1/3 of a day

     8 hours up to but not
      including 12 hours                     1/2 of a day

     12 hours up to but not
      including 16 hours                     2/3 of a day

     16 hours up to but not
      including 24 hours                     One day

     Two or more service interruptions of the same type to the same line/equipment which in the aggregate constitute 2 hours or more during any one twenty-four hour period shall be considered as one interruption. In no event shall such interruption credits for any one line/equipment exceed one day's fixed recurring charges for such line/equipment in any 24-hour period.

     (c) Service interruptions of Switched Services over 24 hours will be credited 4 hours for each 4 hour period or fraction thereof. No more than one full day's credit will be allowed in any 24 hour period.

     (d) The following table sets forth the credit allowances for interruptions of 24 Hours or Less for Private Line Services (except Video):

     Interruption Length            Credit
     -------------------            ------

     Less than 30 min              None

     30 min - 2 hr 59 min          1/10

     3 hr - 5 hr 59 min            1/5

     6 hr - 8 hr 59 min            2/5 day

     9 hr - 11 hr 59 min           3/5 day

     12 hr - 14 hr 59 min          4/5 day

     15 hr - 23 hr 59 min          one day

     (e)  Interruption of 24 Hours or Less for Video Services:

     Video Services                Credit
     --------------                ------
     Less than 5 minutes           None

     5 minutes                     1/12 of hourly charge

     Each additional minute        1/60 of hourly charge

     (f) Interruptions over 24 hours for private line and video services will be credited 1/5 day for each 3 hour period or fraction thereof. No more than one full day's credit will be allowed in any 24 hour period.

13. Title.
    -----

     Except as to their use for the Services, Customer shall not have, nor shall it assert, any right, title or interest in all the fiber optic or other facilities and associated equipment provided by TCG hereunder.

14. Exclusivity.
    -----------

     The arrangement described herein between TCG and Customer is non-exclusive. Notwithstanding the foregoing, Customer agrees that it will utilize the Services of TCG for its telecommunication needs into and out of TCG sites subject to a Collocation Agreement, except to the extent that MSO facilities or
services are available or otherwise exist at such site.   Nothing in this
Agreement shall prevent TCG from entering into identical or similar arrangements with any other entity or otherwise providing Services to any other entity. For purposes of this Section 14, "MSO" shall mean a multiple cable system operator whom Customer has contracted with to provide @Home Network services.

15. Other Carriers.
    --------------

     TCG shall have no responsibility with respect to billings, charges or disputes related to services used by Customer which are not included in the Services herein, including, without limitation, any local, regional and long distance services not offered by TCG. Customer shall be fully responsible for the payment of any bills for such services and for the resolution of any disputes or discrepancies with the service provider.

16. Moves, Adds and Changes.
    -----------------------

     Upon receipt of written notice from Customer, TCG will add, delete or change locations or features of specific telephone lines and station equipment. TCG shall charge Customer at its current rates for such service. In the event and to the extent that in excess of 10% of the lines and equipment that were installed are deleted, Customer will be subject to TCG's standard termination charges.

17. Customer Equipment Compatibility.
    --------------------------------

     Subject to any applicable rules and regulations of the FCC and PSC, Customer hereby agrees that it will submit to TCG a complete manufacturer's specification sheet for each item of equipment that is not provided by TCG and which shall be attached to TCG's facilities. TCG shall approve the use of such item(s) of equipment unless such item is technically incompatible with TCG's facilities.

18. Governmental Authorizations.
    ---------------------------

     (a) The provision of the Services is contingent upon the obtaining and retaining such approvals, consents, governmental authorizations, licenses and permits, including those of the FCC and PSC, as may be required or be deemed necessary by TCG in order to effectuate this Agreement. TCG shall use best efforts to obtain and keep in effect all such approvals, consents, authorizations, licenses and permits that may be required to be obtained by it. TCG shall be entitled to take, and shall have no liability whatsoever for, any action necessary to bring the Services into conformance with any FCC and PSC rules, regulations, orders, decisions, or directives. However, TCG shall make best efforts to notify Customer prior to any required modification to or disconnection of Customer's equipment, and Customer shall fully cooperate in and take such action as may be requested by TCG to comply with any FCC or PSC rules, regulations, orders, decisions or directives.

     (b) Customer shall be responsible for obtaining and continuing in effect all approvals, consents, authorizations, licenses, and permits as may be required to permit Customer to comply with its obligations hereunder.

19. Interface and Resale of Local and Intra LATA Long Distance Services.
    -------------------------------------------------------------------

     (a) TCG will use reasonable efforts to obtain and monitor services which are requested by Customer and which are obtainable only from a dominate local exchange carrier ("LEC").

     (b) TCG will use commercially reasonable efforts to obtain a sufficient quantity of telephone numbers to meet Customer's requirements. Should Customer request that TCG reserve additional numbers for future requirements regarding Centrex services, Customer shall pay associated reservation charges imposed by TCG until such time as those numbers are in actual use. If Customer uses DID trunking, Customer shall pay the associated reservation charges imposed by TCG throughout the Term of this Agreement.

     (c) The pricing structure for this Agreement shall be as set forth in Addendum A hereto. In the event and to the extent that certain pricing matters are not addressed by Addendum A, the following special provisions shall apply to TCG's resale to Customer and Customer's use of local and intra LATA long distance communications services obtained from the LEC (the "Resale Services"):
(i) Customer's use of the Resale Services shall be subject to all applicable terms and provisions contained in the applicable LEC tariffs as the same may be amended from time to time (the "Tariffs") to the same extent as if the Tariffs were those of TCG. (ii) In the event of a rate increases in the Tariffs for Resale Services, TCG shall have the option to increase its rates to Customer to recover fully such rate increase from Customer, notwithstanding anything to the contrary in any other agreement between Customer and TCG. (iii) In the event of a rate decrease in the Tariffs for Resale Services, TCG shall decrease its rates to Customer to permit Customer to fully enjoy such rate decrease, notwithstanding anything to the contrary in any other agreement between Customer and TCG. (iv) TCG explicitly makes no representations, warranties or guarantees regarding the quality, availability or restoration of the Resale Services. Customer's sole remedy in the event that such Resale Services are of poor quality, are unavailable, or are not installed or repaired on a timely basis are such credits as TCG actually recovers from the LEC in respect of the Resale Services. Any special termination rights contained in this Master Services relating to quality or availability or maintenance shall not apply to the Resale Services; provided however, such termination rights in any Service Supplement and Collocation Agreements shall so apply.

20. Defaults.
    --------

     If Customer (a) fails to pay any amount required under this Agreement and such failure continues for ten (10) days after written notice thereof to Customer, or (b) fails to comply with any other provision of this Agreement and such noncompliance continues for thirty (30) days after written notice thereof to Customer, or (c) then, as to the applicable Services, TCG, at its sole discretion, may elect to pursue one or more of the following courses of action:
(i) terminate this Agreement whereupon all future payments hereunder shall become immediately due and payable (discounted to present value at 6%), (ii) take appropriate action to enforce payment, including suspension of all or any part of the applicable Services, and/or (iii) pursue any other remedies as may be provided at law or in equity.

21. Events of Termination.
    ---------------------

     (a) Condemnation.  If at any time during the Term all or any significant
         ------------
portion of the fiber optic or other facilities or associated equipment used to provide the Services to Customer shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, TCG shall be entitled to elect to terminate this Agreement or the applicable portions hereof upon written notice to Customer.

     (b) Casualty.  If at any time during the Term all or any significant
         --------
portion of the fiber optic or other facilities or associated equipment used to provide the Services to Customer shall, in TCG's judgment, be made inoperable and beyond economically or technologically feasible repair, TCG shall promptly inform Customer thereof in writing and TCG shall be entitled to elect to terminate this Agreement or the applicable portions hereof. In the event that the casualty is capable of repair, TCG shall effect such repair as soon as reasonably possible. Such repairs shall be at TCG's sole expense, except that if such casualty is caused by the willful misconduct or negligence of Customer or by Customer's noncompliance with its obligations under this Agreement, then such repairs shall be at Customer's expense.

22. Limitation of Liability.
    -----------------------

     (a) Liability for Service Interruptions.  To the extent that all or part or
         -----------------------------------
portion of the Services is unavailable, interrupted, degraded or otherwise unsatisfactory for any reason, TCG's sole and exclusive responsibility shall be that which is set forth Section 12.

     (b) Liability for Damages to Property.  TCG and Customer shall each not be
         ---------------------------------
liable for any damages whatsoever to property resulting from the installation, maintenance, repair or removal of equipment and associated wiring unless the damage is caused by such party's willful misconduct or negligence.

     (c) Liability for Services and Equipment Not Provided by the Parties.  TCG
         -----------------------------------------------------------------
and Customer shall not be liable to the other for any damages whatsoever associated with service, facilities, or equipment not furnished by them, respectively, or for any act or omission of the other party or any other entity furnishing service, facilities or equipment used for or in conjunction the Services.

     (d) Liability for Force Majeure Events.  TCG and Customer shall not be
         ----------------------------------
liable to the other for any failure of performance due to causes beyond its control, including but not limited to: acts of God, fire, flood or other catastrophes; any law, order regulation, direction, action or request of the United States Government, or of any other government, including state and local governments having or claiming jurisdiction over either or both of them or of any department, agency, commission, bureau, corporation, or other instrumentality of any federal, state, or local government, or of any civil or military authority; national emergencies; unavailability of materials or rights-of-way; insurrections; riots; wars; or strikes, lock-outs, work stoppages, or other labor difficulties.

     (e) Liability for Negligence or Fault of other Party.  TCG and Customer
         ------------------------------------------------
each shall not be liable for any interruptions or damages or losses due to the fault or negligence of the other party or equipment or services provided by the other party.

     (f) Liability for Other Carriers.  TCG shall have no responsibility with
         ----------------------------
respect to billings, charges or disputes related to services used by Customer which are not included in the Services provided by TCG hereunder, including, without limitation, any local, regional or long distance services not offered by TCG. Customer shall be fully responsible for the resolution of any dispute or discrepancies with such service providers. Customer shall have no responsibility with respect to billings, charges or disputes related to services used by TCG, except as expressly agreed otherwise in writing. Unless so agreed, TCG shall be fully responsible for the resolution of any dispute or discrepancies with such service providers .

     (g) NO SPECIAL DAMAGES.  IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR
         ------------------
SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES AS A RESULT OF ITS PERFORMANCE OR NONPERFORMANCE OF THIS AGREEMENT.

23. Nondisclosure of Confidential and Proprietary Information.
    ---------------------------------------------------------

     Each party acknowledges that, in the course of the performance of this Agreement, it may have access to confidential or proprietary information claimed to be unique, secret, and confidential, and which constitutes the exclusive property and trade secrets of the other party ("Proprietary Information"). This information may be presented in documents or during oral discussions, at which time representatives of the disclosing party shall specify that the information is confidential or proprietary. Each party agrees to maintain the confidentiality of the Proprietary Information and to use the same degree of care as it uses with regard to its own confidential and proprietary information to prevent the disclosure, publication or unauthorized use of the Proprietary Information. Neither party may duplicate or copy Proprietary Information of the other party other than to the extent necessary for legitimate business uses in connection with this Agreement. Upon request of either party, the other party shall be excused from these nondisclosure provisions if the Proprietary Information has been, or is subsequently, made public by the other party or is independently developed by such party or if the other party gives its express, prior written consent to the disclosure of the Proprietary Information.

24. Indemnification.
    ---------------

     (a) Customer shall indemnify, defend and hold TCG and its directors, officers, employees, affiliates and agents harmless from and against and in respect of any and all claims, suits, proceedings, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties, court costs and attorneys' fees, that any such person shall incur or suffer, which arise, result from or relate to any claim, litigation, investigation or proceeding (whether or not such person is a party thereto) relating to any breach of this Agreement by Customer; provided, however, that in no event shall Customer
          --------  -------
be liable for special, consequential, exemplary or punitive damages under this
Section 24(a).

     (b) TCG shall indemnify, defend and hold Customer and its directors, officers, employees, affiliates and agents harmless from and against and in respect of any and all claims, suits, proceedings, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including, without limitation, interest, penalties, court costs and attorneys' fees, that any such person shall incur or suffer, which arise, result from or relate to any claim, litigation, investigation or proceeding (whether or not such person is a party thereto) relating to any breach by TCG of this Agreement; provided, however, that in no event shall TCG be liable for special,
--------  -------
consequential, exemplary or punitive damages under this Section 24(b); and, provided, further, that in no event shall TCG be liable for any service
--------  -------
interruptions except as set forth in Section 22 (a).

     (c) Each person entitled to indemnification under this Section 24 (the "Indemnified Person") shall give notice to the person required to provide indemnification (the "Indemnifying Person") promptly after such Indemnified Person has actual knowledge of any claim as to which indemnify may be sought, and shall permit the Indemnifying Person has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Person, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Person (whose approval shall not unreasonably be withheld). The Indemnified Person may participate in such defense at such person's expense; provided, however, that the Indemnifying Person shall bear the expense of such
--------  -------
defense of the Indemnified Person if, in the reasonable opinion of the Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Agreement, unless such failure is prejudicial to the ability of the Indemnifying Person to defend the action. No Indemnifying Person, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Person, consent to entry of any judgement or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect of such claim or litigation.

25. Waiver of Terms or Consent to Breach Must be in Writing.
    -------------------------------------------------------

     No term or provision of this Agreement shall be waived and no breach excused, unless such waiver or consent shall be in writing and signed by duly authorized officer of the waiving party. Any consent by either party to, or waiver of, a breach by the other party shall not constitute a waiver or consent to any subsequent or different breach. If either party shall fail to enforce a breach of this Agreement by the other party, such failure to enforce shall not be considered a consent to, or a waiver of, said breach or any subsequential breach for any purpose whatsoever.

26. Assignment.
    ----------

     Either party may assign this Agreement to (i) an entity owned and controlled by or owning and controlling the original party to this Agreement, (ii) an entity that is owned and controlled by the party or parties that own or control the original party to this Agreement, or (iii) any entity in connection with the sale of substantially all of the assets of such party. Other than as set forth in the preceding sentence, TCG shall not, without prior written consent of Customer, which consent shall not be unreasonably withheld, assign, transfer, or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement, and any attempt to make such an assignment, transfer, disposition without such consent shall be null and void. Other than as set forth in the first sentence of this Section 26, Customer shall not, without prior written consent of TCG, which consent shall not be unreasonably withheld, assign, transfer, or in any other manner dispose of, any of its rights, privileges, or obligations under this Agreement, and any attempt to make such an assignment, transfer, disposition without such consent shall be null and void.

27. Binding Effect.
    --------------

     All representations, covenants and agreements contained in this Agreement by and on behalf of either party shall bind and inure to the benefit of the respective successors and permitted assigns of the parties hereto, whether so expressed or not. Except as otherwise expressly provided herein, nothing in this Agreement is intended to confer upon any other person or entity any rights or remedies hereunder.

28. Relationship Not Partnership or an Agency.
    -----------------------------------------

     The relationship between TCG and Customer shall not be that of partners or agents for one or the other obtained through this Agreement, and shall not be deemed to constitute a partnership or agency agreement between them.

29. Notices.
    -------

     All notices, requests, demands, statements, reports and other communications under this Agreement shall be in writing and deemed to be duly delivered, if delivered in person or by certified or registered mail:

     a. If to TCG, to:
     Teleport Communications Group Inc.
     429 Ridge Road
     Dayton, NJ 08810
     Attention:  Senior Vice President, Operations

     b. with a copy to:
     Teleport Communications Group Inc.
     429 Ridge Road
     Dayton, NJ 08810

     Attention: Vice President and General Counsel

     c. If to Customer, to:
     @ Home Network__
     385 Ravendale Drive
     Mountain View, CA 94043
     Attention: David Pine, Vice President and General Counsel

Either party hereto may change its mailing address by giving notice to the other pursuant to the provisions of this Section.

30. Miscellaneous.
    -------------

     (a)  WARRANTIES.  THERE ARE NO AGREEMENTS, WARRANTIES, OR REPRESENTATIONS,
          ----------
EXPRESS OR IMPLIED EITHER IN FACT OR BY OPERATION OF LAW, STATUTORY OR OTHERWISE, INCLUDING WARRANTIES OR MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE OR USE, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN

     (b)  Interpretation.  This Agreement has been negotiated at arm's length
          --------------
and each party has had an opportunity to be represented by independent counsel. Therefore, each party hereby waives any benefit under any rule of law or legal decision that would require interpretation of any ambiguities in this Agreement against the party drafting it. The provisions of this Agreement shall be interpreted in a reasonable manner to effect the purposes of the parties to this Agreement.

     (c)  Entire Agreement.  This Agreement, including the Addendums hereto,
          ----------------
constitutes the sole and entire agreement of the parties with respect to the subject matter hereof. All Addendums hereto are hereby incorporated herein by reference.

     (d)  Governing Law.  This Agreement and the rights and obligations of the
          -------------
parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of New York.

     (e)  Counterparts.  This Agreement may be executed in one or more
          ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (f)  Severability.  If any provision of this Agreement shall be declared
          ------------
void or unenforceable by a judicial or administrative authority, the validity of any other provision and of the entire Agreement shall not be affected thereby.

     (g)  Gender.  All pronouns and all variations thereof shall be deemed to
          ------
refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons, thing or entity may require.

     (h)  Headings.  The headings contained in this Agreement are for reference
          --------
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     SIGNED by the parties on the dates below indicated.

AT HOME CORPORATION                      TELEPORT COMMUNICATIONS
                                         GROUP INC.


BY:  Donald P. Hutchison                  BY:  Terry Wingfield
     ------------------------------            -----------------------------

TITLE:Sr. VP and General Manager          TITLE:    Vice President
      -----------------------------             ----------------------------

DATE:          4/2/97                     DATE:          4/2/97
     ------------------------------             ----------------------------

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                                    ADDENDUM A

I.   SERVICES

1. In markets served by TCG networks, TCG will provide (i) Collocation Space, including all environmentals (power, AC, heat, etc.) and (ii) all intralata and interlata transport access facilities to or from the Collocation Space, including all "type 1" services (completely on TCG's network) and "type 2" services (a combination of TCG network and resold LEC network). TCG will be responsible for the maintenance and repair as necessary of all transport access facilities.

2. In market areas not served by TCG, TCG will serve as a facility manager to procure Collocation Space and intralata and interlata transport facilities.

3. The attached diagrams illustrate the pricing elements referred to below (said diagrams are based upon Pacific Bell rates as of April 1997, but are intended to have general applicability) .

4. In addition, TCG will provide to Customer all other telecommunications services offered by TCG at rates to e determined on an individual case basis, but in no event greater than the LEC tariffed rate.

II.  STANDARD PRICING

1. In markets served by TCG networks, TCG will provide all DS1 or higher speed, intralata channel terminations at rates based on the LEC tariffed rate discounted according to the following monthly volume discount table. Monthly volume refers to all monthly recurring transport service billing by TCG to Customer:

                                             Discount from LEC
                                             Month-to-Month
          Monthly Volume ($000)              Tariff Rates
            [  **   ]                                [**]%
            [  **    ]                             [  **]%
            [  **     ]                            [  **]%
            [  **      ]                           [  **]%
            [  **   ]                              [  **]%

DS0 services in these markets will be billed at LEC tariffed rates; however, all DS1 to DS0 multiplexing requirements will be billed on a per DS0 basis as they are required (i.e., DS1/0 mux rate divided by 24).

2. In markets served by TCG networks, TCG will provide Collocation Space at a per year, per square foot rate of $[ ** ].

3. In market areas not served by TCG, TCG will (i) provide intralata transport services (DS0 or higher speed) at the LEC tariffed rates and (ii) provide facility management services for [ ** ] percent ([**]%) of the LEC tariffed rate for the service provided. The rate for Collocation Space will be developed on an individual case basis (ICB). Price principle is that TCG will pass through its

                                      1.

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

cost for such space to Customer.

4. TCG will match the LEC tariffed rates for all interoffice channel services in all markets.

5. TCG will match LEC tariffed rates for non-recurring installation charges in all markets.

6. TCG will provide all interlata transport services at [ ** ] percent ([**]) less than [**] tariffed rate.

III. FIRST YEAR PROMOTIONAL PRICING

For a period of one year from the initial turnup of Service in each TCG market, TCG agrees to offer the following monthly recurring price principles for intercity, intralata DS1 and DS0 services in markets served by TCG networks:

                                   Price Principle vs. LEC
     DS1 Rate Element              Month-to-Month Tariffed Rate
     Intercity DS1                 [    **       ]
     DS1 Chan Term                 [    **     ]
     DS1 Local Miles               [    **   ]

DS1 local miles refers to mileage between TCG's node in which Customer is collocated (collocated node) and the Customer termination point. Intercity DS1 refers to the DS1 channel between a collocated node and a Customer RDC.

                                   Price Principle vs. LEC
     DS0 Rate Element              Month-to-Month Tariffed Rate
     Intercity DS0                 [    **       ]
     DS0 Chan Term                 [    **            ]
     DS1 Local Miles               [    **   ]

Standard pricing would apply for all DS3 or higher speed services.

This offer is contingent upon TCG having type 1 service capacity available between the collocated node and the existing Customer node (see Diagrams 2, 3 and 4). The promotional pricing will be extended after the expiration of the one year period if and only as long as the volume of services between the Customer node and the designated collocated node is equal to or greater than [**].

                                      2.

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                                    PHASE I

                       TCG REFERENCE DIAGRAM - BACKHAUL

     Graphic follows: a diagram of a typical backhaul with example of the pricing calculation using specified rates and other assumptions. Confidential treatment is requested for this calculation.

                                      3.

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                                   PHASE II

                      TCG REFERENCE DIAGRAM - CO-LOCATION

     Graphic follows: a diagram of a typical co-location with example of the pricing calculation using specified rates and other assumptions. Confidential treatment is requested for this calculation.

                                      4.

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                                    PHASE II


                  TCG REFERENCE DIAGRAM - CO-LOCATION BACKHAUL

  Graphic follows:  a diagram of a typical co-location backhaul with example of the pricing calculation using specified rates and other assumptions.
           Confidential treatment is requested for this calculation.

                                      5.

                                              ** Confidential treatment has been
                                              requested with respect to certain
                                              information contained in this
                                              document. Confidential portions
                                              have been omitted from the public
                                              filing and have been filed
                                              separately with the Securities
                                              and Exchange Commission.

                  EXAMPLE "TYPE I CUSTOMER + CO-LO NODE-TO NODE"

     Graphic follows: a diagram of a typical customer and co-lo node to node with example of the pricing calculation using specified rates and other assumptions. Confidential treatment is requested for this calculation.

                                      6.

                                   ADDENDUM B
================================================================================
                                     TCG
                              SERVICE SUPPLEMENT
               to the Master Service Agreement dated ___________
--------------------------------------------------------------------------------
                             CUSTOMER INFORMATION
--------------------------------------------------------------------------------
Company Name:                                       Contact Name:
--------------------------------------------------------------------------------
Address:                                            Phone Number:
City/State/Zip                                      PO #:
--------------------------------------------------------------------------------
                              SERVICE INFORMATION
--------------------------------------------------------------------------------
Customer Desired Due Date: Regulatory Jurisdiction:     Service/Subservice Code:
Quantity:                  [_] Interstate [_] Intrastate   ____ ____ - ____ ____
--------------------------------------------------------------------------------

Service Type: [_] DS3 [_] DS1 [_] DS0 [_] E1 [_] Video    Other:
           [_] OC3  [_] OC3C  [_] OC12  [_] OC48          (Requires Approval)
--------------------------------------------------------------------------------
                             SPECIAL INSTRUCTIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Please see the attached Circuit Feature Sheet for technical detail.
        To ensure an accurate installation, this form must be completed before an order can be processed.
--------------------------------------------------------------------------------
                         SERVICE LOCATION INFORMATION
                             (TERMINATION POINTS)
--------------------------------------------------------------------------------
FROM (ACTL)                                                 TO (SPOT)
--------------------------------------------------------------------------------
[_] New [_] Existing [_] Common Space  CLLI:_____   [_] New [_] Existing
                                                    [_] Common Space  CLLI:_____
--------------------------------------------------------------------------------
[_] Type I Capacity: Y or N "T" Job___  [_] Type I Capacity: Y or N "T" Job___
[_] Type II  Colo:__________            [_] Type II Colo:________
--------------------------------------------------------------------------------
Company Name:                           Company Name:
--------------------------------------------------------------------------------
Address:                                Address:
--------------------------------------------------------------------------------
Floor/Room                              Floor/Room
--------------------------------------------------------------------------------
City/State/Zip:                         City/State/Zip:
--------------------------------------------------------------------------------
NPA/NSS                  Zone:          NPA/NSS                   Zone:
--------------------------------------------------------------------------------
                              CONTACT INFORMATION
--------------------------------------------------------------------------------
Initiator:                   Phone:                 Fax:
--------------------------------------------------------------------------------
Design:                      Phone:                 Fax:
--------------------------------------------------------------------------------
Location 1 (From):           Phone:                 Fax:
--------------------------------------------------------------------------------
Location 2 (To):             Phone:                 Fax:
================================================================================

================================================================================
                                      TCG
                              SERVICE SUPPLEMENT
                                  (Continued)
--------------------------------------------------------------------------------
                                CHARGES / TERM
--------------------------------------------------------------------------------
CHARGES:                           Mileage:                 EXPLANATION:
--------------------------------------------------------------------------------
Monthly Recurring:
--------------------------------------------------------------------------------
Installation:
--------------------------------------------------------------------------------
Expedite:
--------------------------------------------------------------------------------
Other: (Please explain)
--------------------------------------------------------------------------------
TERM: [_] 12 Month  [_] 36 Month [_] 60 Month [_] Other (Requires Approval)
================================================================================
                                AUTHORIZATIONS
--------------------------------------------------------------------------------
     This Agreement is a Service Supplement as defined in the Master Services Agreement dated _______, 19___, entered into between the parties and is subject to all the terms and conditions thereof. Upon expiration of the term set forth above, Customer shall continue to receive services on a month-to-month basis (subject to termination by either party 30 day prior written notice) at the monthly charges set forth herein.
--------------------------------------------------------------------------------
             CUSTOMER                                        TCG
--------------------------------------------------------------------------------
Signature:                                        Signature:
--------------------------------------------------------------------------------
Print Name:            Date:                      Print Name:         Date:
--------------------------------------------------------------------------------
Title:                                            Title:
--------------------------------------------------------------------------------
                      TCG TECHNICAL SUPPORT AUTHORIZATION
--------------------------------------------------------------------------------
Signature:
--------------------------------------------------------------------------------
Print Name:                        Title:                             Date:
--------------------------------------------------------------------------------
Telephone Number:  (     )
================================================================================
                           For TCG Internal Use Only
--------------------------------------------------------------------------------
ASR Number:                                  Account Executive:
--------------------------------------------------------------------------------
TCG Account Number (BAN):                    Account Executive ID#:
--------------------------------------------------------------------------------
Secondary Account Number (SAN)               Phone Number:
--------------------------------------------------------------------------------
CONTRACT: [_] MMG001 [_] MVP001 [_] MRV001 [_] MO9999 [_]___________ (Enter
                                                          6 character Rate Plan)
================================================================================
Please be sure to attach Circuit Feature Sheet        Effective as of:  2/21/97

                                   ADDENDUM C

                        TCG MASTER COLLOCATION AGREEMENT
                        --------------------------------

     This TCG Master Collocation Agreement (the "Agreement") is made as of the ________ day of April, 1997 by and between TCG __________, a ________________
having an office and place of business at ___________________________________________("TCG"), and At Home Corporation, a
Delaware corporation having an office and place of business at 285 Ravendale Road, Mountain View, California 94043 ("Customer").

     WHEREAS, by certain leases (the "Leases") by and between certain landlords (the "Landlords") and TCG, TCG is leasing from the Landlords certain premises in certain cities and states (the "Premises"); and

     WHEREAS, Customer and TCG entered into a Master Communications Services Agreement on the _________ day of March, 1997, (the "MSA") setting forth the terms and conditions under which TCG would provide certain telecommunications services to Customer; and

     WHEREAS, Pursuant to said MSA, Customer and TCG desire to enter into an agreement so that Customer may place certain equipment in a portion of the Premises (the "Space");

     NOW, THEREFORE, in consideration of the mutual covenants herein, it is agreed as follows:

1.   SPACE.
     -----

     (a) This Agreement shall become effective between Customer and TCG only upon both parties' execution of a "Collocation Schedule," the form of which is
                                   --------------------
attached hereto as Exhibit A (as it may be amended), which sets forth the terms
                   ---------
and conditions applicable to an individual Space. Each Collocation Schedule, when dated and signed by Customer and TCG, will be deemed to incorporate the terms and conditions of this Agreement. In the event of any conflict or inconsistency between this Agreement and the terms set forth in a Collection Schedule, the terms of the Collocation Schedule shall govern, but only for the Space identified in such Collocation Schedule.

     (b) TCG agrees to allow Customer to place certain equipment (the "Equipment") as defined in Exhibit A, attached hereto and made a part hereof, in the Space subject and subordinate to the terms and provisions of the applicable Lease and the applicable Collocation Schedule. Such Equipment shall be approved or rejected by TCG, in TCG's reasonable business discretion, within three (3) business days of submission by Customer to TCG of a list of Equipment and prior to installation in the Space and shall not exceed the Standard Dimensions identified on Exhibit A. The Equipment placed in the Space shall be limited to no more than requested or reserved.

     (c) Upon sixty 60 days' prior written notice or less in the event of an emergency, TCG may require Customer to relocate the Equipment within the Premises; provided, however, the site of relocation shall afford comparable technical and environmental conditions for the Equipment and comparable accessibility to the Equipment. All costs of relocating the Equipment shall be borne by TCG. TCG and Customer will cooperate to minimize any disruption of Customer's services as a result of such relocation. If, in the reasonable judgment of Customer, improvements need to be made to the space to which the Equipment is relocated in order for the new space to be technically and environmentally comparable to the existing Space, Customer will have the right to terminate the applicable Collocation Schedule between TCG and Customer.

2.   TERM.
     ----

     (a) The date on which the Customer's license to occupy the Space commences and the term of the Customer's license to occupy the Space are set forth in the Collocation Schedule(s) (the "Initial Term") and is subject to earlier termination as may be provided herein and/or in the applicable Lease.

     (b) Subject to the conditions specified in Paragraphs (c) and (d) below, Customer shall have the option, upon ninety (90) days' prior written notice to TCG, to renew its license to occupy the Space for the period of time (the "Renewal Periods") and on the terms and conditions which are set forth in this Agreement and the Collocation Schedule relevant thereto. The Initial Term and any Renewal Period(s) are sometimes collectively referred to as the "Term."

     (c) Customer's option to renew its license to occupy the Space shall be contingent on the election by TCG to continue to lease the Premises in which the Space is located for the duration of the Renewal Period(s) and such election to be exercised at the sole discretion of TCG.

     (d) Following the expiration of the Initial terms or any renewal periods stated in the Collocation Schedule(s), or failure of the parties to enter into any Renewal Periods, Customer's license shall continue in effect on a month-to-month basis upon the same terms and conditions specified herein, unless terminated by either Customer or TCG upon thirty (30) days' prior written notice.

     (e) Notwithstanding the foregoing, TCG reserves the right in its sole discretion to terminate this Agreement upon sixty (60) days written notice to Customer.

3.   CONSIDERATION.  Customer agrees to pay TCG at the address first stated
     -------------
above, the amount described in the applicable Collocation Schedule, attached hereto and incorporated herein. This amount is payable on the first day of each month.

4.   CONDITION OF PREMISES.  Customer acknowledges that, except as provided in
     ---------------------
this Agreement, TCG has no obligation to make alterations, improvements or additions, decorations or changes within the Premises, Space or any part thereof.

5.   ASSIGNMENT.  Except for assignment to a subsidiary or an entity
     ----------
controlling, controlled by, or under common control with Customer or to an entity that acquires all or substantially all of the assets of Customer, Customer agrees that it will not in any way assign or transfer this Agreement and that, except as provided in this Agreement, it will not permit the Space to be used by others without prior written consent of TCG.

6.   TERMINATION OR EXPIRATION.  Customer shall leave the Space in as good
     -------------------------
condition (except for normal wear and tear) as it was in the beginning of the term of this Agreement, and shall remove any property which it is obligated or permitted to remove pursuant to the terms of the applicable Lease on or before the termination or expiration thereof.

7.   SERVICES.
     --------

     (a) Network Traffic:  TCG shall serve as the Customer's supplier for all
         ---------------
IntraLATA and InterLATA transport and switched telephone services originating from or terminating in the Space.

     (b) Services.  TCG shall provide to Customer:
         --------

          i.   The Space as set forth in Exhibit A.
          ii.  Access to 110V AC power outlet for test equipment.
          iii. Transmission cabling to the Space. TCG will be responsible for wiring to a common DSX cross connect. This will serve as the demarcation point between the TCG network and the Customer's network. TCG will then extend Customer's demarcation point within the Space to Customer's racks using modular RJ484 patch panels to be rack-mounted in Customer's racks.
          iv.  Grounding for racks.
          v.   Labor required to anchor racks to floor.
          vi.  Labor required to run power feeds to rack; and
          vii. Environmental conditions of approximately 70 degrees (F) and a 50% humidity level.

     (c) Electricity:  TCG shall supply Customer with two (2), twenty (20) amp
         -----------
AC power feeds per rack at no additional cost. Power requirements in excess shall be charged to Customer at the rate of $6.00 per amp per month.

     (d) Treatment of Customer Equipment.  TCG shall not remove any labels from,
         -------------------------------
touch, move, disturb, block access to, rearrange, alter, modify, add to or grant a lien or security interest in the Equipment without Customer's written consent; provided that, in the event of an emergency during which the Equipment or its condition is threatened, and notwithstanding the terms of Section 4, TCG agrees to inform Customer immediately about the emergency and the protective steps taken.

     (e)  Maintenance; Power Outages.
          --------------------------

          i.   Scheduled Maintenance and Planned Power Outages.  TCG shall
               -----------------------------------------------
provide Customer with at least ten (10) calendar days advance notice for (A) scheduled maintenance that could result in a noticeable loss of power, service, or connectivity and (B) planned power outages.

          ii.  Unscheduled Maintenance and Unplanned Power Outages.  If TCG (A)
               ---------------------------------------------------
must engage in unscheduled maintenance work, or (B) has an unplanned power outage, TCG shall notify Customer's Network Operations Center immediately upon determining that such maintenance is necessary or that such outage has occurred.

8.   DEFAULT.  In the event of either party's breach of any term or condition
     -------
under this Agreement, and if the defaulting party has not cured the breach within thirty (30) days after receipt of written notice from the non-defaulting party, the non-defaulting party shall have the right in its sole discretion to immediately terminate this Agreement and/or any of the other agreements between the parties in additional to any and all other remedies afforded to the non-defaulting party under the law or equity.

9.   INDEMNIFICATION.  In addition to and not in lieu of the provisions
     ---------------
contained in the MSA, Customer covenants and agrees to indemnify and hold TCG harmless from and against any and all suits, actions, claims, damages, charges and expenses, including reasonable attorney fees, for damages or injuries to the Space or premises, and/or for any personal injury or loss of life occurring or claimed to have occurred in, upon, or about the Space or Premises as a result of Customer's negligence or willful misconduct either in operating its Equipment or in use of the Space, unless arising from the negligence or willful misconduct of TCG. TCG shall be liable to Customer for any damages or losses due to the failure or malfunction of any Equipment or facilities located in the Space only if such damages are caused by TCG's negligence or willful misconduct.

10.  CASUALTY OR EMINENT DOMAIN.  In the event of any taking of eminent domain
     --------------------------
or damage by fire or other casualty to the Premises and/or Space, Customer shall acquiesce and be bound by any action taken by or agreement entered into between TCG and Landlord with respect thereto.

11.  NO BROKER.  Customer represents that it has not dealt with any broker in
     ---------
connection with this Agreement and that Customer shall hold TCG harmless from and against any and all claims for brokerage commissions in connection therewith.

12.  NOTICES.  Any and all legal notices or communications which either party
     -------
may desire or be required to give to the other shall be provided as set forth in the MSA.

13.  GOVERNING LAW.  This Agreement shall be governed by the laws of the state
     -------------
in which the applicable Space is located.

14.  INSURANCE.  Customer covenants and agrees to provide, on or before the date
     ---------
of the commencement of the terms of this Agreement, and to keep in force and effect during the terms thereof for the benefit of Customer and TCG, a policy of comprehensive liability insurance or a certificate evidencing the existence thereof, conforming to the requirements of the applicable provisions of the applicable Lease.

15.  LIMITATION OF LIABILITY.  In no event will either party be liable for
     -----------------------
special, consequential, incidental, lost profit, exemplary, or punitive damages as a result of its performance or nonperformance under this Agreement.

16.  INCORPORATION.  Except as specifically provided for herein, the MSA and all
     -------------
provisions contained therein are by reference specifically incorporated herein and made a part hereof as if restated herein.

     IN WITNESS WHEREOF, Customer and TCG have respectively signed this Agreement as of the day and year first above written.

TCG ________________________________  Customer: ________________________________

Sign:_______________________________  Sign:_____________________________________

Name: ______________________________  Name: ____________________________________

Title:            VP/GM               Title: ___________________________________
       -----------------------------

             EXHIBIT A TO TCG MASTER COLLOCATION AGREEMENT BETWEEN
                     AT HOME CORPORATION AND TCG _________
                             COLLOCATION SCHEDULE

This Collocation Schedule is made as of _____________ (the "Effective Date") and incorporates all definitions, terms and conditions of that certain TCG Master Collocation Agreement, dated ____________ (the "Agreement") by and between TCG _______________ ("TCG"), and At Home Corporation ("Customer").


1.  Address of TCG Space: _____________________________________________________
_______________________________________________________________________________

2.  TCG Landlord and Lease Information, if applicable: ________________________
_______________________________________________________________________________
_______________________________________________________________________________
3.  Initial Term:  ________ Months
4.  Renewal Period:  ____________
5.  Requested Service Date:  _________
6. Description of Equipment to be Installed: (List of Equipment to be attached to this Collocation Schedule by Customer)
7. Delineation of Space: (Floor plan to be attached to this Collocation Schedule by TCG)
8.  Customer 24 Hour Maintenance Number:
9.  Estd. start date: __________     Estd. completion date:  __________

10. Rack/Space/Power and MDF Requirements:
RACK/SPACE REQUIREMENTS            POWER & MDF REQUIREMENTS
Number of Racks requested:_______  Is -48 VDC required?   [_] Yes     [_] No
Does Customer wish to              (TCG provides two, 20-amp AC power feeds per
reserve rack space?                rack)
(Rack reservation charge applies)
  [_] Yes    [_] No                            Current:_____________amps
Number of Racks reserved_________  Does equipment require 120 VAC?
Customer [will/will not] have              [_] Yes  [_] No
first right of refusal for any             Current:_____________amps
space that is contiguous with the
Space.                             Number of Demarc positions required:
Dimensions of Equipment (Standard  __________________.
Dimensions)
Width:  ________
Height" ________
Depth:  ________
Weight:  ________
*Cabinet requires TCG prior
 approval.
Cage Required?   [_] Yes  [_] No
       (min: 5 racks/max: 9 racks)
       (floor space charges apply)

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11.  Customer's forecast of capacity for DS1s, DS3s, etc. in year 1, and in years 3 and 5 if applicable.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

12. Access to Space. TCG shall allow Customer and Customer's designees unimpeded access to the Space via two (2) electronic card keys twenty four (24) hours per day, seven (7) days per week, for Customer and Customer's designees to provide installation, testing, and ongoing and emergency maintenance. Such access will be provided at no charge to Customer. Customer shall report a card lost or stolen to TCG as soon as discovered.

13.  General Description of Work Tasks:
     a.  TCG Work Tasks


     b.  Customer Work Tasks


NOTE:  Installation and material charges apply to equipment installed by TCG.
All installations must meet TCG Installation Standards.   All customer
specifications or drawings must be attached to this form.

Customer                               TCG _______________________

By:_________________________           By: ______________________________
Title:______________________                           VP/GM

                                                                  _______
                                                                  Initials
                                                                  TCG VP/Ops
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